UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Petroteq Energy Inc. (the "Company") has effected the following offers and sales of unregistered securities:

1. On June 4, 2021, the Company issued 5,545,454 common shares to an institutional accredited investor upon exercise of: (a) 1,000,000 outstanding common share purchase warrants at an exercise price of $0.0475 per share; and (b) 4,545,454 outstanding common share purchase warrants at an exercise price of $0.055 per share.  The shares were issued in reliance on the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Rule 506(b) of Regulation D thereunder.

2. On June 7, 2021, the Company issued 4,448,399 common shares at a deemed issue price of $0.0562 per share to an arm's length institutional lender upon conversion of $250,000 of principal outstanding under a secured convertible note in the original principal amount of $500,000, issued on November 6, 2020 and due August 6, 2021.  The common shares were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act, provided by section 3(a)(9) thereof.

3. On June 9, 2021, the Company issued 25,000 shares to an arm's length consultant domiciled in California at a deemed issue price of CAD$0.22 per share, effective August 1, 2019.  The shares represent partial consideration due to the consultant under a consulting services agreement approved by the TSX Venture Exchange on November 21, 2018.  The shares were offered and sold to the consultant in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof, and pursuant to section 25102(f) of the California Corporations Code.

4. On June 10, 2021, the Company issued 444,839 common shares at a deemed issue price of $0.0562 per share and 444,839 common share purchase warrants to an offshore arm's length institutional lender upon conversion of $25,000 of principal outstanding under a convertible note in the original principal amount of $25,000, issued on January 26, 2021 and due January 26, 2022.  Each warrant entitles the holder to purchase one common share of the Company at an exercise price of $0.0562 per share until January 26, 2023.  The common shares and warrants were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

5. On June 11, 2021, the Company issued 266,903 common shares at a deemed issue price of $0.0562 per share and 266,903 common share purchase warrants to an offshore arm's length institutional lender upon conversion of $15,000 of principal outstanding under a convertible note in the original principal amount of $15,000, issued on January 26, 2021 and due January 26, 2022.  Each warrant entitles the holder to purchase one common share of the Company at an exercise price of $0.0562 per share until January 26, 2023.  The common shares and warrants were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

6. On June 29, 2021, the Company issued to an arm's length institutional lender: (a) in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act, 587,338 common shares at a deemed issue price of $0.139 per share, to pay and settle outstanding interest in the aggregate amount of $81,640 under convertible debentures issued to the lender on July 19, 2019, September 17, 2019 and September 30, 2020; and (b) in reliance on the registration exemption provided by section 3(a)(9) of the U.S. Securities Act, 362,350 common shares at a deemed issue price of $0.139 per share, in payment and settlement of $50,366.67 of debt under a convertible debenture issued to Cantone on October 14, 2019, comprised of outstanding principal in the amount of $40,000 and $10,366.67 in interest thereon.

7. On June 29, 2021, the Company issued 439,209 common shares to an arm's length institutional lender at a deemed issue price of $0.139 per share, to pay and settle outstanding interest in the aggregate amount of US$61,050 under convertible debentures issued to the lender on November 26, 2019, December 4, 2019 and March 30, 2020.  The Company relied on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D under the U.S. Securities Act.

8. On July 1, 2021, an institutional lender irrevocably subscribed for (i) a $300,000 principal amount convertible debenture of the Company, and (ii) 2,500,000 transferable common share purchase warrants, for the total subscription price of $300,000. The debenture will have a term of 24 months and shall bear interest at a rate of 8.0% per annum, payable quarterly, and at the option of the subscriber, subject to a forced conversion right of the Company, will be convertible into common shares of the Company at $0.12 per share. Each warrant shall entitle the holder thereof to acquire one additional common share of the Company at $0.12 per share until the date that is 24 months from issuance.  The closing of subscription remains subject to the approval of the TSX Venture Exchange.  The Company has offered the debenture and the warrants to the subscriber in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  Subject to closing of the offering, the Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

9. On July 12, 2021, the Company issued 569,395 common shares at a deemed issue price of $0.0562 per share and 569,395 common share purchase warrants to an offshore arm's length institutional lender upon conversion of $32,000 of principal outstanding under a convertible note in the original principal amount of $32,000, issued on January 26, 2021 and due January 26, 2022.  Each warrant entitles the holder to purchase one common share of the Company at an exercise price of $0.0562 per share until January 26, 2023.  The common shares and warrants were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

10. On July 12, 2021, following receipt of the approval of the TSX Venture Exchange, the Company issued to the following directors of the Company the number of common shares set forth opposite his name, at a deemed issue price of $0.07, in payment and satisfaction of accrued and unpaid director fees owing to November 30, 2020:

Name of Director	Number of Shares
Alex Blyumkin	578,480
Gerald Bailey	578,480
Robert Dennewald	578,480
James Fuller	228,668

The debt settlement transactions were completed in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.

11. On July 21, 2021, an institutional accredited investor acquired (a) a convertible debenture in the principal amount of $3,000,000 (including a 20% OID (original issue discount)), and (b) 20,833,333 transferable common share purchase warrants, for the total subscription price of $2,500,000. The debenture has a term of 48 months and bears interest at a rate of 10.0% per annum, payable quarterly, and at the option of the subscriber, subject to a forced conversion right of the Company, is convertible into common shares of the Company at $0.12 per share.  Each warrant entitles the holder thereof to acquire one common share of the Company at a price of $0.12 per share for a period of 48 months.  In connection with the subscription, a registered dealer is entitled on closing to (i) a cash commission equal to 8% ($200,000) of the subscription price, and (ii) compensation options to purchase 5,208,333 common shares of the Company at $0.12 per share until the date that is 48 months from issuance. In addition, the Company will reimburse the subscriber for its costs, expenses and due diligence fees in connection with the subscription.  The Company has offered the debenture and the warrants to the subscriber in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

12. On July 21, 2021, the Company issued 2,669,039 common shares at a deemed issue price of $0.0562 per share and 2,669,039 common share purchase warrants to an offshore arm's length lender upon conversion of $150,000 of principal outstanding under a convertible note in the original principal amount of $150,000, issued on January 26, 2021 and due January 26, 2022.  Each warrant entitles the holder to purchase one common share of the Company at an exercise price of $0.0562 per share until January 26, 2023.  The common shares and warrants were issued to the lender in reliance of the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(9) thereof.

13. On July 24, 2021, an accredited investor irrevocably subscribed for (i) a $120,000 principal amount (including a 20% OID) convertible debenture of the Company, and (ii) 833,333 transferable common share purchase warrants, for the total subscription price of $100,000. The debenture has a term of 24 months and bears interest at a rate of 8.0% per annum, payable quarterly, and at the option of the subscriber is convertible into common shares of the Company at $0.12 per share. Each warrant entitles the holder thereof to acquire one additional common share of the Company at $0.12 per share until the date that is 24 months from issuance. The Company has offered the debenture and the warrants to the subscriber in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

14. On July 27, 2021, following receipt of the approval of the TSX Venture Exchange, the Company issued 17,874,996 units (each, a "Unit") of the Company, which were offered and sold at a price of $0.12 per Unit (the "Equity Offering") for aggregate gross proceeds of $2,144,999.92. Each Unit shall consist of (i) one common share of the Company, and (ii) one transferable common share purchase warrant. Each warrant shall entitle the holder thereof to acquire one additional common share of the Company at $0.12 per share, 9,541,663 for twenty-four (24) months from issuance and 8,333,333 for 60 months from issuance. The subscriptions include a $225,000 subscription from Mr. Alex Blyumkin, then an officer and director of Petroteq, for 1,875,000 Units. In connection with the issue and sale of the Units pursuant to the Equity Offering, the Company has agreed to compensate registered dealers (i) cash commissions of an aggregate of $37,999.99, and (ii) non-transferable compensation options to purchase an aggregate of 577,082 common shares at $0.12 per share, 316,666 for 24 months from issuance and 260,416 for 48 months from issuance.  The Company relied on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D under the U.S. Securities Act with respect to the 1,885,000 Units that were offered and sold to Mr. Blyumkin. The balance of the Units were offered and sold in "offshore transactions" pursuant to Rule 903 of Regulation S under the U.S. Securities Act. The Company intends to apply the proceeds of the Equity Offering on its extraction technology in Asphalt Ridge, Utah, and for working capital.

15. On July 27, 2021, in connection with that part of the Equity Offering completed pursuant to Rule 903 of Regulation S under the U.S. Securities Act, the Company issued 316,666 common share purchase warrants to an offshore arm's length institution, as finder, in partial payment of a finder's fee for offshore investors introduced by the finder to the Company.  Each warrant is exercisable to purchase one common share of the Company at an exercise price of $0.12 per share for a period of 24 months.  The Company offered and sold the warrants to the finder in reliance on the exclusion from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.

16. On August 2, 2021, an arm's length accredited investor subscribed for 6,250,000 units of the Company at a price of $0.12 per unit, for an aggregate gross purchase price of $750,000. Each unit will consist of (i) one common share of the Company, and (ii) one transferable common share purchase warrant. Each warrant will entitle the holder thereof to acquire one additional common share of the Company at $0.12 per share for twenty-four (24) months from the date of issuance.  The closing of subscription remains subject to the approval of the TSX Venture Exchange.  The Company has offered the units to the subscriber in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.  Subject to closing of the offering, the Company intends to apply the proceeds of the sale on its extraction technology in Asphalt Ridge, Utah, and for working capital.

17. On July 27, 2021, the Company issued 5,700,646 common shares to an institutional accredited investor upon exercise of outstanding common share purchase warrants at an exercise price of $0.0412 per share.  The shares were issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D thereunder.

All securities referred to herein have been or will be issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: August 13, 2021	By:	/s/ R.G. Bailey
Dr. R. Gerald Bailey
Interim Chief Executive Officer